SECOND AMENDMENT OF THE AGREEMENT AND PLAN OF SHARE EXCHANGE

     This SECOND AMENDMENT OF THE AGREEMENT AND PLAN OF SHARE EXCHANGE ("Amendment") is made as of the date set forth above the signatures hereto, by and among INNOVUS CORPORATION, a Delaware corporation ("Innovus"), INTERMARK CORPORATION, a California corporation ("Intermark"), and the securityholders of Intermark identified on the signature pages hereto who execute this Amendment, in order to amend the Agreement And Plan Of Share Exchange (the "Agreement"), made as of the 8th day of May, 1998, by and among INNOVUS CORPORATION, a Delaware corporation ("Innovus"), INTERMARK CORPORATION, a California corporation ("Intermark"), and the securityholders of Intermark identified on the signature pages hereto who execute the Agreement ("Exchanging Securityholders").

     FOR GOOD AND VALUABLE CONSIDERATIONS, the receipt and sufficiency of which are hereby acknowledged, the Agreement is hereby amended as follows:

          1. The conditions in Section 6(b)(iii) and Section 6(c)(iii) of the Agreement are hereby fully and mutually waived, released and relinquished.

          2. Section 7 of the Agreement is amended to define the term Termination Date to mean August 4, 1998 for any and all purposes under each and every Section, term or provision of the Agreement in which the term Termination Date appears.

          3. The definition of Preferred Exchange Ratio in Section 1 of the Agreement is incorrect and would yield results that were meaningless. The definition is hereby amended to reverse the previous order of item (ii) and item
(iii), which were in the wrong order. The definition, as corrected, is restated in its entirety as follows:

          "Preferred Exchange Ratio" means the number that is found by executing the following calculations in the order as set forth: (i) multiplying the number of Fully-Diluted Innovus Shares by the number three (3);
          (ii) subtracting from that multiplication product the number of Innovus Available Common Shares; (iii) dividing that subtraction difference by the number of Fully-Diluted Intermark Shares; and (iv) dividing that division quotient by five hundred sixty-two and one-half (562 1/2).

          4. The Preferred Exchange Ratio and the Option Exchange Ratio hereby are increased by multiplying the respective ratio determined in accordance with the formulae in the Agreement, as amended by Section 3, hereinabove, by a factor of 1.1481.

          5. The obligations of each of the parties under Section 9(d) shall be deemed satisfied.

          6. Section 2(h) shall be amended and restated in full to read as follows:

          (h) On the Closing Date, Innovus shall cause to be delivered to Innovus and Intermark such resignations of directors and officers of Innovus and cause to take effect such amendments of its bylaws as may be necessary or appropriate to elect Thomas Hemingway and other designates of Intermark to constitute a majority of the authorized number of members on the Innovus Board of Directors effective 10 days after Innovus has filed with the SEC and transmitted to the holders of

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          voting shares of Innovus the  information  specified  pursuant to Rule
          14f-1 as promulgated by the SEC under the Securities Exchange Act of 1934. In the meantime, immediately the Closing, the number of directors shall be three, with one vacancy, and the members of the Board of Directors shall be Tom Hemingway and David Mock.

          7. Innovus shall have no liability or obligation to Intermark or the Exchanging Securityholders under, on account of or arising from any indebtedness, liability or obligation which is disclosed in the SEC Reports referred to in Section 5(e) of the Agreement (including the financial statements included therein), the Innovus Disclosure Schedule (as supplemented in writing to the Closing) or the Innovus Form 10-K (and the financial statements included therein) to be filed with the SEC and in the form provided to Intermark on or prior to the Closing Date.

          8. The Agreement, as expressly amended hereby, and as previously amended by the First Amendment of Share Exchange Agreement, dated June 17, 1998, shall continue in full force and effect, on and subject to the terms of the Agreement, as amended.

     IN WITNESS WHEREOF, the parties hereto have entered into the foregoing Second Amendment of Agreement and Plan of Share Exchange as of the 30th day of July, 1998.

INNOVUS CORPORATION,                       INTERMARK CORPORATION,
a Delaware corporation                     a California corporation

     David Mock                                 /s/ Tom Hemingway
By:------------------------------            By:-------------------------------
     David Mock, Chief Financial Officer        Tom Hemingway, Chief Executive
     and Chairman of the Board                  Officer

                                                /s/ T. Richard Hutt
                                             By:--------------------------------
                                                T. Richard Hutt, Secretary

                                                /s/ James Budd
                                             By:--------------------------------
[SIGNATURES CONTINUE ON NEXT PAGE]              James Budd, Vice President

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                                           EXCHANGING SECURITYHOLDERS

                                           /s/ Tom Hemingway
                                           ---------------------------------
                                           Tom Hemingway, an individual
                                           Number of Intermark
                                           Common Shares: 960,000
                                           Number of Intermark Options: 250,000


                                           /s/ James Budd
                                           ---------------------------------
                                           James Budd, an individual
                                           Number of Intermark
                                           Common Shares: 960,000
                                           Number of Intermark Options: 100,000


                                           /s/ T. Richard Hutt
                                           ---------------------------------
                                           T. Richard Hutt, an individual
                                           Number of Intermark
                                           Common Shares: 960,000
                                           Number of Intermark Options: 100,000

                                           /s/ Detra Mauro
                                           ---------------------------------
                                           Detra Mauro, an individual
                                           Number of Intermark
                                           Common Shares: 120,000
                                           By:  Tom Hemingway, attorney-in-fact

                                           /s/ Tom Kirk
                                           ---------------------------------
                                           Tom Kirk, an individual
                                           Number of Intermark
                                           Common Shares:  35,000
                                           By:  Tom Hemingway, attorney-in-fact

                                           /s/ CJ D'Angelo
                                           ---------------------------------
                                           CJ D'Angelo, an individual
                                           Number of Intermark
                                           Common Shares: 90,000
                                           By:  Tom Hemingway, attorney-in-fact
[SIGNATURES CONTINUE ON NEXT PAGE]

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                                           /s/ Robin Cruse
                                           ---------------------------------
                                           Robin Cruse, an individual
                                           Number of Intermark
                                           Common Shares:  35,000
                                           By:  Tom Hemingway, attorney-in-fact

                                           /s/ Brian Bae
                                           ---------------------------------
                                           Brian Bae, an individual
                                           Number of Intermark
                                           Common Shares:  10,000
                                           By:  Tom Hemingway, attorney-in-fact

                                           /s/ Jennifer Nagel
                                           ---------------------------------
                                           Jennifer Nagel, an individual
                                           Number of Intermark
                                           Common Shares:  10,000
                                           By:  Tom Hemingway, attorney-in-fact

                                           /s/ Terry Murphy
                                           ---------------------------------
                                           Terry Murphy, an individual
                                           Number of Intermark
                                           Common Shares:  12,500
                                           Number of Intermark Options:  10,000
                                           By:  Tom Hemingway, attorney-in-fact

                                           /s/ Greg Clark
                                           ---------------------------------
                                           Greg Clark, an individual
                                           Number of Intermark
                                           Common Shares:  12,500
                                           Number of Intermark Options:  10,000
                                           By:  Tom Hemingway, attorney-in-fact

                                           /s/ Nick Yocca
                                           ---------------------------------
                                           Nick Yocca, an individual
                                           Number of Intermark Shares: 20,000
                                           Number of Intermark Options: 60,000
                                           By: Tom Hemingway, attorney-in-fact

[SIGNATURES CONTINUE ON NEXT PAGE]

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[SECOND AMENDMENT OF AGREEMENT AND PLAN OF SHARE EXCHANGE:
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                                           /s/ Lawrence L. Tyson
                                           ---------------------------------
                                           Lawrence L. Tyson, an individual
                                           Number of Intermark
                                           Common Shares:  60,000
                                           By:  Tom Hemingway, attorney-in-fact

                                           /s/ Kirit Goradia
                                           ---------------------------------
                                           Kirit Goradia, an individual
                                           Number of Intermark
                                           Common Shares:  45,000
                                           By:  Tom Hemingway, attorney-in-fact

                                           /s/ Matthew Minardi
                                           ---------------------------------
                                           Matthew Minardi, an individual
                                           Number of Intermark
                                           Common Shares issuable under
                                           convertible note: 3,750
                                           By:  Tom Hemingway, attorney-in-fact

                                           /s/ John Schmitz
                                           ---------------------------------
                                           John Schmitz, an individual
                                           Number of Intermark
                                           Common Shares issuable under
                                           convertible note: 6,250
                                           By:  Tom Hemingway, attorney-in-fact

                                           /s/ John Saunders
                                           ---------------------------------
                                           John Saunders, an individual
                                           Number of Intermark
                                           Common Shares: 19,755
                                           By:  Tom Hemingway, attorney-in-fact

                                           /s/ Terry Dorsey
                                           ---------------------------------
                                           Terry Dorsey, an individual
                                           Number of Intermark
                                           Common Shares issuable under
                                           convertible notes: 68,750
                                           By:  Tom Hemingway, attorney-in-fact
[SIGNATURES CONTINUE ON NEXT PAGE]

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                                           /s/ Sam D'Angelo
                                           ---------------------------------
                                           Sam D'Angelo, an individual
                                           Number of Intermark
                                           Common Shares issuable under
                                           convertible note: 12,500
                                           By:  Tom Hemingway, attorney-in-fact

                                           /s/ Charles F. Marks
                                           ---------------------------------
                                           Charles F. Marks, an individual
                                           Number of Intermark
                                           Common Shares issuable under
                                           convertible note: 3,125
                                           By:  Tom Hemingway, attorney-in-fact

                                           /s/ James Cruse
                                           ---------------------------------
                                           James Cruse, an individual
                                           Number of Intermark
                                           Common Shares issuable under
                                           convertible note: 3,125
                                           By:  Tom Hemingway, attorney-in-fact

                                           /s/ Dale Max Boyko
                                           ---------------------------------
                                           Dale Max Boyko, an individual
                                           Number of Intermark
                                           Common Shares issuable under
                                           convertible notes: 12,500
                                           By:  Tom Hemingway, attorney-in-fact

                                           /s/ Karen Emmett
                                           ---------------------------------
                                           Karen Emmett, an individual
                                           Number of Intermark
                                           Common Shares issuable under
                                           convertible note: 6,250
                                           By:  Tom Hemingway, attorney-in-fact


[SIGNATURES CONTINUE ON NEXT PAGE]

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[SECOND AMENDMENT OF AGREEMENT AND PLAN OF SHARE EXCHANGE:
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                                           /s/ Delores E. Vierila
                                           ---------------------------------
                                           Delores E. Vierila, Trustee of the
                                           Delores E. Vierila Trust
                                           Number of Intermark
                                           Common Shares issuable under
                                           convertible note:  12,500
                                           By:  Tom Hemingway, attorney-in-fact

                                           /s/ Allan Budd
                                           ---------------------------------
                                           Allan Budd, an individual
                                           Number of Intermark
                                           Common Shares issuable under
                                           convertible note: 12,500
                                           By:  Tom Hemingway, attorney-in-fact

                                           /s/ Gary Noe
                                           ---------------------------------
                                           Gary Noe, an individual
                                           Number of Intermark
                                           Common Shares issuable under
                                           convertible note: 3,125
                                           By:  Tom Hemingway, attorney-in-fact


                                           GLOBAL MARKETING PARTNERS, INC.


                                           By: /s/   Stan Hirshman
                                             ------------------------------
                                           Stan Hirshman, President
                                           Number of Intermark
                                           Common Shares:  6,000
                                           By:  Tom Hemingway, attorney-in-fact


                                           NUTRIDATA


                                           By: /s/   Riza Rahman
                                             --------------------------
                                           Riza Rahman, President
                                           Number of Intermark
                                           Common Shares:  6,000
                                           By:  Tom Hemingway, attorney-in-fact
[SIGNATURES CONTINUE ON NEXT PAGE]

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                                           /s/ Bill Kesselring
                                           ---------------------------------
                                           Bill Kesselring, an individual
                                           Number of Intermark
                                           Common Shares issuable under
                                           convertible notes: 25,000
                                           By:  Tom Hemingway, attorney-in-fact

                                           /s/ Dave Lyons
                                           ---------------------------------
                                           Dave Lyons, an individual
                                           Number of Intermark Options: 10,000
                                           By: Tom Hemingway, attorney-in-fact

                                           /s/ Bobby Orbach
                                           ---------------------------------
                                           Bobby Orbach, an individual
                                           Number of Intermark
                                           Common Shares:  10,000
                                           By:  Tom Hemingway, attorney-in-fact


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